SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                            DWS Strategic Income Fund

The following information replaces similar disclosure in "The portfolio managers" section of the prospectus: The following people handle the day-to-day management of the fund.



  Gary Sullivan, CFA                     Matthew F. MacDonald
  Director of Deutsche Asset Management  Director of Deutsche Asset Management
  and Portfolio Manager of the fund.     and Portfolio Manager of the fund.
  o   Joined Deutsche Asset Management   o   Joined Deutsche Asset Management
      in 1996 and the fund in 2006.          and the fund in 2006 after 14 years
      Served as head of the High Yield       of fixed income experience at Bank
      group in Europe and as an              of America Global Structured
      Emerging Markets portfolio             Products and PPM America, Inc.,
      manager.                               where he was portfolio manager for
  o   Prior to that, four years at           public fixed income, including MBS,
      Citicorp as a research analyst         ABS, CDOs and corporate bonds;
      and structurer of collateralized       earlier, as an analyst for MBS, ABS
      mortgage obligations.  Prior to        and money markets; and originally,
      Citicorp, served as an officer in      at Duff & Phelps Credit Rating
      the US Army from 1988 to 1991.         Company.
  o   BS, United States Military         o   Portfolio Manager for Retail
      Academy (West Point); MBA, New         Mortgage Backed Securities: New
      York University, Stern School of       York.
      Business.                          o   BA, Harvard University; MBA,
                                             University of Chicago Graduate
  William Chepolis, CFA                      School of Business.
  Managing Director of Deutsche Asset
  Management and Portfolio Manager of    Thomas Picciochi
  the fund.                              Director of Deutsche Asset Management
  o   Joined Deutsche Asset Management   and Portfolio Manager of the fund.
      in 1998 after 13 years of          o   Senior portfolio manager for
      experience as vice president and       Quantitative strategies: New York.
      portfolio manager for Norwest      o   Joined Deutsche Asset Management in
      Bank, where he managed the bank's      1999, formerly serving as portfolio
      fixed income and foreign exchange      manager for Absolute Return
      portfolios.                            Strategies, after 13 years of
  o   Portfolio Manager for Retail           experience in various research and
      Mortgage Backed Securities:            analysis positions at State Street
      New York.                              Global Advisors, FPL Energy,
  o   Joined the fund in 2005.               Barnett Bank, Trade Finance
  o   BIS, University of Minnesota.          Corporation and Reserve Financial
                                             Management.
                                         o   Joined the fund in 2007.
                                         o   BA and MBA, University of Miami.


               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
January 23, 2007                                           Deutsche Bank Group